Supplement to the
Fidelity® International Small Cap Fund
September 4, 2002
Prospectus

The following information updates the similar information on the cover of the prospectus:

Fidelity® International Small Cap Fund

(fund number 818, trading symbol FISMX)

The following information replaces the similar information found in the "Fee Table" section on page 4:

B Effective September 20, 2002, FMR has voluntarily agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 1.80%. This arrangement may be discontinued by FMR at any time.

ISC-02-02 October 1, 2002
1.778063.101